                                                                   EXHIBIT 10.26

                                PROMISSORY NOTE
                                ---------------


$2,325,000.00                                                Arlington, Virginia
                                                                October 26, 1997


     FOR VALUE RECEIVED, Capital Automotive REIT, a Maryland real estate trust (the "Company"), promises to pay to the order of Friedman, Billings, Ramsey
      -------
Group, Inc., a Delaware corporation (which together with any successor, assignee or endorsee shall be hereinafter referred to as the "Holder"), without offset
                                                     ------
and in immediately available funds, at 1001 19/th/ Street North, Potomac Tower, 10/th/ Floor, Arlington, Virginia 22209, or at such other place as the Holder may designate in writing, Two Million Three Hundred Twenty Five Thousand and No/100 Dollars ($2,325,000.00) or so much thereof as shall be advanced to the Company together with interest on the outstanding principal balance thereof at the rate of 10% per annum, calculated based on the actual number of days elapsed and a 360-day year.

     So long as the Borrower is not in default under the terms of the Loan Agreement between the Holder and the Company, dated as of the date hereof, unless sooner paid, any unpaid principal and accrued interest on this Note shall be due and payable in full upon the earlier of 48 hours prior written notice to the Company of demand or the closing of the Company's Initial Public Offering. All payments received by the Holder shall be applied first to accrued but unpaid interest and then to principal.

     This Note may be prepaid in whole or in part at any time without penalty.

     Upon the occurrence of an Event of Default (as defined in the Agreement), the entire unpaid principal balance hereof, all accrued interest hereon and any other amounts payable hereunder shall become immediately due and payable without notice or demand.

     The Company hereby waives presentment, demand, protest, notice of protest and notice of dishonor and all other exemptions to the extent permitted by applicable law. To the extent permitted by applicable law, the Company further waives all rights and benefits of any statute of limitations, moratorium, reinstatement, forbearance, valuation, stay, extension, redemption, appraisement and exemption now provided or which may hereafter be provided by law, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the indebtedness evidenced hereby. Acceptance by the Holder of all or any portion of any sum payable hereunder whether before, on or after the due date of such payment shall not be a waiver of the Holder's right either to require prompt payment when due of all other sums payable hereunder or to exercise any of the Holder's rights, powers or remedies hereunder. A waiver of any right on one occasion shall not be construed as a waiver of the Holder's right to insist thereafter upon strict compliance with the terms hereof without previous notice of such intention being given to the Company, and no exercise of any right by the Holder shall constitute or be deemed to constitute an election of remedies by the Holder precluding the subsequent exercise by the Holder of any or all of the rights, powers and remedies available to it hereunder or at law or in equity.

     The Company consents to any and all renewals and extensions in the time of payment hereof without in any way affecting the liability of the Company or any person liable or to become liable with respect to any indebtedness evidenced hereby. No extension of the time for the payment of this Note or any installment due hereunder made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the liability of the Company or any other person liable under this Note, either in whole or in part, unless the Holder agrees otherwise in writing.

     The Company shall pay all costs, fees and all expenses, including without limitation, any and all court or reasonable collection costs and reasonable attorneys' fees whether suit be brought or not, incurred in collecting this Note or in preserving or disposing of any collateral granted as security for the payment of this Note, or in defending any claim arising out of the execution of this Note or obligations which it evidences, or otherwise involving the employment by the Holder of attorneys with respect to this Note and the obligations it evidences.

     Any notice to the Company or the Holder shall be conclusively deemed to have been received by either party and be effective on the day on which delivered personally to such party at the address set forth below (or at such other address as such party shall specify to the other party in writing) or if sent by registered or certified United States mail, postage prepaid, on the third business day after the day on which mailed, addressed to such party at such address: (i) if the Holder, at 1001 19/th/ Street North, Potomac Tower, 10/th/ Floor, Arlington, Virginia 22209-1709, and (ii) if to the Company, at 1925 North Lynn Street, Suite 306, Arlington, Virginia 22209.

                       [Signature Appears on Next Page]

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the day and year first above written.


                             CAPITAL AUTOMOTIVE REIT

                             By:
                                 --------------------------
                                  Name:
                                  Title:

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